Other Results of Operations Information (Tables)	12 Months Ended
Nov. 30, 2019
Nonoperating Income (Expense) [Abstract]
Schedule Of Other Income
Other revenue consists of the following (in thousands):

	Twelve Months Ended November 30, 2019	Eleven Months Ended November 30, 2018	Twelve Months Ended December 31, 2017

Asset management fees and revenues	$26,254	$28,144	$28,831
Dividend income	10,740	5,416	(452)
Income from associated companies classified as other revenues	85,169	73,975	75,889
Revenues of oil and gas production and development businesses	175,169	127,090	61,541
Net realized securities gains (losses)	3,255	(939)	23,028
Gain on sale of National Beef	205,017	—	—
Gain on revaluation of our interest in HomeFed	72,142	—	—
Gain on sale of Garcadia	—	221,712	—
Gain on sale of Conwed	—	—	178,236
Other (1)	90,247	102,938	57,715
	$667,993	$558,336	$424,788

(1) We have reclassified the presentation of certain other fees, primarily related to prime brokerage services offered to clients. These fees were previously presented as Other revenues in the Consolidated Statements of Operations and are now presented within Commissions and other fees. Previously reported results are presented on a comparable basis. This change had the impact of increasing Commissions and other fees and reducing Other revenues by $28.3 million and $23.8 million for the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively. There is no impact on Total revenues as a result of this change in presentation.